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                                                                   Exhibit 10.1A
                                AMENDMENT NO. 1
                                      TO
                 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

          This AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of May 15, 2002, is by and between INERGY PROPANE,
       ---------
LLC, a Delaware limited liability company (the "Borrower"); each of the Lenders
                                                --------
that is a signatory hereto (each, individually, a "Lender" and, collectively,
                                                   ------
the "Lenders"); and WACHOVIA BANK, NATIONAL ASSOCIATION (f/k/a FIRST UNION
     -------
NATIONAL BANK), as Administrative Agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Administrative
                                                                --------------
Agent").
-----

                                  WITNESSETH:

          WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of December 20, 2001 (the "Credit Agreement");
                        ----------------

          WHEREAS, the Borrower has requested, and the Administrative Agent and the Required Lenders have agreed, on the terms set forth in this Amendment, that the IPC Acquisition Facility Termination Date be extended from December 19, 2002, to April 1, 2003;

          WHEREAS, as permitted pursuant to Section 5(b) of the Credit Agreement, the Borrower intends to incur Permitted Private Placement Debt;

          WHEREAS, in connection with the incurrence of the Permitted Private Placement Debt, the Borrower has requested and the Administrative Agent and the Required Lenders have agreed, on the terms and conditions set forth in this Amendment, to amend certain provisions of the Credit Agreement (i) to permit the proceeds of the Permitted Private Placement Debt to prepay the outstanding principal balance of the Permitted Acquisition Facility prior to the repayment of a portion of the IPC Acquisition Facility and (ii) to permit the Borrower to use the Permitted Acquisition Facility to repay the IPC Acquisition Loan in full; and

          WHEREAS, the Borrower, the Administrative Agent and the Required Lenders have agreed to execute this Amendment in order to document the above-described modifications to the terms of the Credit Agreement.

          NOW THEREFORE, the parties hereto hereby agree as follows:

          Section 1.  Definitions; Incorporation of Recitals.  Except as
                      --------------------------------------
otherwise defined in this Amendment, capitalized terms used herein and not otherwise defined herein have the meanings ascribed thereto in the Credit Agreement. Each of the above recitals is incorporated herein and made a part hereof.

          Section 2.  Amendments to Credit Agreement.  Subject to the
                      ------------------------------
satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

                                Amendment No. 1
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          2.01.  Definitions.  Section 1.01 of the Credit Agreement shall be
                 -----------
amended as follows:

          (a) The definition of "IPC Acquisition Facility Termination Date" is deleted in its entirety and replaced with the following:

          "IPC Acquisition Facility Termination Date" means the earlier to occur of (a) April 1, 2003, and (b) the Termination Date.

          2.02.  Order of Application of Mandatory Prepayments.  Section 4.02(h)
                 ---------------------------------------------
of the Credit Agreement is deleted in its entirety and replaced with the following:

          (h)    Order of Application of Mandatory Prepayments.  Any prepayment
                 ---------------------------------------------
     pursuant to Sections 4.02(f) or (g) shall be applied first to permanently reduce the outstanding principal balance of the IPC Acquisition Loan, and, upon payment in full thereof, then to the outstanding principal balance of the Permitted Acquisition Loans, and, upon payment in full thereof, then to the outstanding principal balance of the Swingline Loans, and, upon payment in full thereof, then to the outstanding principal balance of the Working Capital Loans; provided, however, that the Borrower, at its election, may apply any such prepayment first to the outstanding principal balance of the Permitted Acquisition Loans, and, upon payment in full thereof, then, the balance of such prepayment to permanently reduce a portion of the outstanding principal balance of the IPC Acquisition Loan, so long as immediately after any such prepayment, the Borrower prepays the outstanding principal balance of the IPC Acquisition Loan in an amount equal to the amount of the prepayment of the Permitted Acquisition Loan. Each such prepayment shall be accompanied by any amount required to be paid pursuant to Section 4.14.
        ------------

          2.03.  Use of Proceeds.  Section 8.08 of the Credit Agreement is
                 ---------------
amended by deleting subsection (ii) thereof in its entirety and replacing subsection (ii) with the following:

          (ii) the Permitted Acquisition Loans for refinancing indebtedness of the Borrower under the Existing Credit Agreement, for refinancing the IPC Acquisition Loan, Permitted Acquisitions, Expansion Capital Expenditures and the payment of fees and expenses incurred in connection with this Agreement and the other Credit Documents and the transactions contemplated hereby and thereby;

          Section 2.04.  General.  References (a) in the Credit Agreement
                         -------
(including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder," "hereof" and words of like import referring to the Credit Agreement), and (b) in the other Credit Documents to "the Credit Agreement" and "the Agreement" (and indirect references such as "thereunder," "thereof" and words of like import referring to the Credit Agreement), shall be deemed to be references to the Credit Agreement as amended by this Amendment.

          Section 3.     Representations and Warranties.  The Borrower
                         ------------------------------
represents and warrants to the Lenders and the Administrative Agent that: (a) the representations and warranties set forth in Article VI of the Credit Agreement are true and complete on the date hereof as if made on and as

                                Amendment No. 1
of the date hereof and as if each reference in said Article VI to "this Agreement" includes reference to this Amendment; and (b) no Default or Event of Default has occurred and is continuing on the date hereof.

          Section 4.     Conditions Precedent.  As provided in Section 2 above,
                         --------------------
the amendments to the Credit Agreement set forth in Section 2 shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:

                  4.01.  Execution.  This Amendment shall have been executed and
                         ---------
delivered by the Borrower, the Administrative Agent and the Required Lenders.

                  4.02.  Documents; Fees.  The Administrative Agent shall have
                         ---------------
received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

                  (a)    Corporate Documents.  All documents that the
                         -------------------
Administrative Agent may reasonably request relating to the existence of the Borrower, the corporate authority for, and the validity and enforceability of, this Amendment, the Loan Documents as amended hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

                  (b)    Other Documents.  Such other documents, approvals and
                         ---------------
opinions as the Administrative Agent may reasonably request.

                  (c)    Fees.  Receipt by the Administrative Agent (for its own
                         ----
account and the account of the Lenders, as applicable) of all fees required to be received in connection with this Amendment.

          Section 5.  Extension Fee.  In the event that the IPC Acquisition Loan
                      -------------
is not prepaid in full by December 19, 2002, the Borrower shall pay to the Administrative Agent for the account of the Lenders, a fee equal to twenty-five
(25) basis points multiplied by the outstanding principal balance of the IPC Acquisition Loan as of December 19, 2002.

          Section 6.  Expenses.  The Borrower shall pay (a) all out-of-pocket
                      --------
expenses of the Administrative Agent (including reasonable fees and disbursements of counsel for the Administrative Agent) in connection with the preparation of this Amendment and any other instruments or documents to be delivered hereunder, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default hereunder or thereunder; and (b) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and each of the Lenders, including fees and disbursements of counsel of the Administrative Agent and each Lender, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing the Credit Agreement as amended by this Amendment, and the other Credit Documents.

          Section 7.  Miscellaneous.  Except as herein provided, the Credit
                      -------------
Agreement and all other Credit Documents shall remain unchanged and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects. This Amendment may be executed in any

                                Amendment No. 1
number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of Missouri.

                       [NO ADDITIONAL TEXT ON THIS PAGE]

                                Amendment No. 1
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                                        INERGY PROPANE, LLC


                                        By: /s/ John J. Sherman
                                           -------------------------------------
                                          Name:  John J. Sherman
                                          Title:  President
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                                        WACHOVIA BANK, NATIONAL ASSOCIATION
                                        (f/k/a First Union National Bank), as
                                        Lender, as Swingline Lender and as
                                        Issuing Lender


                                        By: /s/ Joe K. Dancy
                                           -------------------------------------
                                          Name:   Joe K. Dancy
                                          Title:  Vice President
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                                        FLEET NATIONAL BANK, as Syndication
                                        Agent and as Lender


                                        By: /s/ Allison I. Ross
                                           -------------------------------------
                                          Name:   Allison I. Ross
                                          Title:  Vice President
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                                        BANK OF OKLAHOMA, N.A., as Documentation
                                        Agent and as Lender


                                        By: /s/ Chris Amburgy
                                           -------------------------------------
                                          Name:   Chris Amburgy
                                          Title:  Vice President
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                                        U.S. BANK, N.A. (f/k/a FIRSTAR BANK,
                                        N.A. OVERLAND PARK, as Syndication Agent
                                        and as Lender


                                        By: /s/ Paul Tamasco
                                           -------------------------------------
                                           Name:   Paul Tamasco
                                           Title:  Senior Loan Officer
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                                        WELLS FARGO BANK TEXAS, N.A., as Lender


                                        By: /s/ J. Alan Alexander
                                           -------------------------------------
                                          Name:   J. Alan Alexander
                                          Title:  Vice President
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                                        TEAMBANK, N.A., as Lender


                                        By: /s/ Rick P. Bartley
                                           -------------------------------------
                                          Name:   Rick P. Bartley
                                          Title:  President & CEO
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THIS AMENDMENT ACCEPTED AND AGREED
TO THIS ___ DAY OF MAY, 2002, BY EACH OF
THE BELOW GUARANTORS:

INERGY, L.P.

By:  Inergy GP, LLC, its Managing Partner


     By: /s/ John J. Sherman
        ----------------------------
       Name:   John J. Sherman
       Title:  President


INERGY TRANSPORTATION, LLC


By: /s/ John J. Sherman
   ---------------------------------
  Name:   John J. Sherman
  Title:  President


L & L TRANSPORTATION, LLC


By: /s/ John J. Sherman
   ---------------------------------
  Name:   John J. Sherman
  Title:  President


INERGY SALES & SERVICE, INC.


By: /s/ John J. Sherman
   ---------------------------------
  Name:   John J. Sherman
  Title:  President


IPCH ACQUISITION CORP.


By: /s/ John J. Sherman
   ---------------------------------
  Name:   John J. Sherman
  Title:  President